                              SENTRY FUND, INC.
                                   [PHOTO]

                               No sales charges
                                      --
                              No redemption fees
                                      --
                                No 12b-1 fees
                                      --
                              SEMI-ANNUAL REPORT
                                APRIL 30, 1998

                              [SENTRY FUND LOGO]

         BOARD OF DIRECTORS
         Thomas R. Copps
         David W. Graebel
         William J. Lohr
         Dale R. Schuh, Chairman
         Steven J. Umland

         OFFICERS
         Steven R. Boehlke, President
         William M. O'Reilly, Secretary
         William J. Lohr, Treasurer

         INVESTMENT ADVISOR
         Sentry Investment Management, Inc.
         Stevens Point, Wisconsin

         UNDERWRITER
         Sentry Equity Services, Inc.
         Stevens Point, Wisconsin

         CUSTODIAN
         Citibank, N.A.
         New York, New York

         LEGAL COUNSEL
         Godfrey & Kahn
         Milwaukee, Wisconsin

This report has been prepared for the general information of shareholders of the Fund and is not authorized for distribution to prospective investors unless preceded or accompanied by an effective Prospectus which contains details concerning sales charges and other pertinent information.

                                SENTRY FUND, INC.
             1800 North Point Drive o Stevens Point, Wisconsin 54481

MESSAGE TO SHAREHOLDERS                                            JUNE 12, 1998

We are pleased to provide this Sentry Fund, Inc., semi-annual report. The following are investment results for the time periods ended April 30, 1998:



                                                                           Average Annual
                                               Total Return*                Total Return*
                                               -------------                -------------
         1 Year                                    41.8%                        41.8%
         5 Year                                   132.4%                        18.4%
         10 Year                                  338.6%                        15.9%


The domestic economy recorded further growth during the past six months. Real GDP increased 3.7% in the fourth calendar quarter of 1997, and 4.2% in the first quarter of 1998. While we expect the economy to continue growing throughout 1998, the pace of that growth is likely to slow.

While some recent, strong monthly economic reports have prompted predictions of imminent action by the Federal Reserve Board to raise interest rates, monetary policy still holds a steady course. Long-term interest rates have been stable in early 1998, with 30-year U.S. Treasury Bond yields hovering near 6%.

Large capitalization stocks have continued to be the central focus for equity investors, with many mid-cap and small-cap issues showing lagging performance. The popular indices have recorded spectacular gains in the first calendar quarter and are now experiencing historically high valuation levels. We remain optimistic on the outlook for the stock market, based on our expectation of continued economic growth and low inflation.

At the January 15, 1998, shareholders' meeting, Thomas R. Copps and William J. Lohr were elected Directors of the Fund until the next annual shareholders' meeting. There were 3,495,361 shares voted in favor and 19,298 shares withholding votes by proxy.

We thank you for your continuing interest in Sentry Fund and look forward to reporting our 12-month financial results in the Fund's Annual Report to be published in December.

Sincerely,




Steven R. Bowhlke
Steven R. Boehlke
President


* "Total Return" is calculated including reinvestment of all income dividends and capital gain distributions. Results represent past performance, and do not indicate future results. Both the value of an investment in the Fund and the return on the investment will fluctuate, and redemption proceeds may be higher or lower than an investor's original cost. When first organized in 1970, the Fund applied a sales charge to each share purchase. The Fund's sales charge was eliminated on March 1, 1991. The performance data shown does not reflect its deduction; and had it been reflected, the charge would reduce the performance quoted.

                                SENTRY FUND, INC.

                       STATEMENT OF ASSETS AND LIABILITIES
                                 April 30, 1998
                                   (Unaudited)

ASSETS:
Investments in securities, at
   market value (cost $72,565,802)                        $129,256,875
Cash                                                            89,584
Dividends receivable                                            63,634
                                                          ------------
     Total assets                                                      $129,410,093

LIABILITIES:
   Investment securities purchased                           3,167,622
   Investment advisory fees                                    230,564
   Transfer agent fees                                           2,443
   Custodian fees                                                  444
   Professional services                                        14,287
   Insurance coverage                                            5,204
   Printing charges payable                                      4,466
                                                          ------------
       Total liabilities                                                   3,425,030
                                                                        ------------
NET ASSETS                                                              $125,985,063
                                                                        ============
ANALYSIS OF NET ASSETS:
   Capital shares                                                       $ 63,000,901
   Undistributed net realized gain on
     sales of investments                                                  6,035,241
   Unrealized appreciation of investments                                 56,691,073
   Undistributed net investment income                                       257,848
                                                                        ------------
   Net assets applicable to outstanding shares                          $125,985,063
                                                                        ============
   Capital shares outstanding                                              5,824,157
                                                                        ============
   Net Asset Value and
     Redemption and Offering Price per share                                  $21.63
                                                                        ============


                             STATEMENT OF OPERATIONS
                     For the Six Months Ended April 30, 1998
                                   (Unaudited)

INVESTMENT INCOME:
   Income:
     Dividends                                              $  646,279
     Interest                                                  167,713
                                                            ----------
       Total investment income                                           $  813,992

   Expenses:
     Investment advisory fees                                  451,063
     Transfer agent fees                                        13,299
     Professional services                                       9,822
     Printing, stationery and postage                            4,466
     Licenses and fees                                          21,946
     SEC filing fees                                             1,075
     Directors' fees                                             1,500
     Other expenses                                              7,488
                                                            ----------
       Total expenses                                                       510,659
                                                                         ----------
       Net investment income                                             $  303,333
                                                                         ----------
NET REALIZED AND UNREALIZED GAIN
   ON INVESTMENTS:
     Net realized gain on sales of investments                            6,035,273
     Increase in unrealized appreciation
       of investments                                                     2,931,051
                                                                         ----------
     Net realized and unrealized gain
       on  investments                                                    8,966,324
                                                                         ----------
     Net increase in net assets resulting
       from operations                                                   $9,269,657
                                                                         ==========

See accompanying notes to financial statements

                                SENTRY FUND, INC.

                       STATEMENTS OF CHANGES IN NET ASSETS
                For the Six Months Ended April 30, 1998 and 1997
                                   (Unaudited)

                                                    1998                    1997
                                                    ----                    ----
OPERATIONS:
   Net investment income                      $     303,333           $     327,267
   Net realized gain on sales
     of investments                               6,035,273               7,694,739
   Increase (Decrease) in unrealized
     appreciation on investments                  2,931,051              (2,252,451)
                                              -------------           -------------
   Net change in net assets
     resulting from operations                    9,269,657               5,769,555
                                              -------------           -------------
DISTRIBUTIONS:
   Dividends from net investment income            (297,470)               (586,286)
   Distributions of net realized gains          (18,839,782)             (4,583,693)
                                              -------------           -------------
   Total distributions to shareholders          (19,137,252)             (5,169,979)
                                              -------------           -------------
CAPITAL SHARE TRANSACTIONS:
   Net proceeds from sale of shares               4,136,376               2,749,169
   Net asset value of shares issued to
     shareholders in reinvestment
     of distributions                            18,995,865               5,116,768
                                              -------------           -------------
                                                 23,132,241               7,865,937
   Cost of shares redeemed                       (5,557,724)             (4,328,952)
                                              -------------           -------------
   Increase in net assets derived
     from capital share transactions             17,574,517               3,536,985
                                              -------------           -------------
NET ASSETS:
   Total increase in net assets                   7,706,922               4,136,561
   Beginning of year                            118,278,141              97,153,526
                                              -------------           -------------
   End of year (including
     undistributed net investment
     income of $257,848 and
$191,809 respectively                         $ 125,985,063           $ 101,290,087
                                              =============           =============

See accompanying notes to financial statements


                          NOTES TO FINANCIAL STATEMENTS
                                   (Unaudited)

1. SIGNIFICANT ACCOUNTING POLICIES Sentry Fund, Inc. (Fund) is registered with the Securities and Exchange Commission under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.

   a. Security Valuation -- Securities traded on any national securities exchange or over-the-counter market are valued at the last reported sales price; short-term securities are stated at amortized cost, which approximates current value.

   b. Federal Income and Excise Taxes -- No provision for Federal income or excise taxes is considered necessary since the Fund intends to distribute to its shareholders substantially all of its taxable income, and to otherwise comply with the provisions of the Internal Revenue Code applicable to regulated investment companies.

   c. Investment Income and Security Transactions -- Security transactions are accounted for on the trade date. Dividend income and distributions to shareholders are recorded on the ex-dividend date and the record date, respectively. Interest income is recognized when earned. Realized gains and losses from securities transactions are determined by comparing the identified cost of the security lot sold with the net sales proceeds.

2. INVESTMENT ADVISORY FEES AND OTHER TRANSACTIONS
   WITH AFFILIATES

   Under terms of its investment advisory agreement with Sentry Investment Management, Inc., the Fund pays an advisory fee equal to .75% of the average daily net asset value of the Fund. However, under the terms of the agreement, if the total annual expenses of the Fund (excluding taxes, portfolio brokerage commissions and interest, but including investment advisory fees) exceed 1-1/2% of the first $30,000,000 and 1% of the balance of the average daily net asset value of the Fund in any one fiscal year, the investment adviser will reimburse the Fund for such excess.

3. PURCHASES AND SALES OF SECURITIES
   Purchases and sales of common stock aggregated $21,092,513 and $21,244,166, respectively.

PORTFOLIO OF INVESTMENT SECURITIES -- April 30, 1998 SENTRY FUND, INC.


                                             Value
  Shares                                   (Note 1)
  ------                                   --------
           COMMON STOCKS (97.8%)
           BUSINESS & CONSUMER SERVICES (13.3%)
  150,000  Analysts Int'l Corp...........  $4,350,000
   25,000  Deluxe Corp...................     837,500
   40,000  Diamond Home Service, Inc.....     215,000
  100,000  Ennis Business Form Inc.......   1,200,000
   67,500  FIServe, Inc..................   4,412,812
   25,000  Block (H & R) Inc.............   1,125,000
  196,500  Richardson Electronics........   2,456,250
  235,000  Richey Electronics Inc........   2,232,500
           DRUG & HEALTH CARE (2.1%)
   15,000  Bristol-Myers Squibb Co.......   1,588,125
  160,000  Endosonics Corp...............   1,040,000
           ELECTRICAL EQUIPMENT (1.4%)
   20,000  General Electric Co...........   1,702,500
           ELECTRONICS (10.9%)
  200,000  Berg Elenctronics.............   4,762,500
   60,000  Int'l. Business Machines Corp.   6,952,500
  190,000  Savior Technology Group.......   2,030,625
           ENERGY (13.6%)
   27,300  Cabot Oil & Gas Corp..........     639,844
  451,700  Coho Energy Inc...............   3,415,981
   71,000  Dawson Production Service.....     931,875
   10,000  Exxon Corporation.............     729,375
   65,000  Marine Drilling Companies.....   1,580,312
   45,800  Noble Drilling Corp...........   1,479,913
   80,000  Oceaneering International Inc.   1,835,000
  250,000  Petroglyph Engery Inc.........   2,031,250
   50,000  Pogo Producing Co.............   1,603,125
   29,500  R & B Falcon Corp.............     945,844
   20,000  Texaco, Inc...................   1,230,000
   20,000  USX-Marathon Group............     716,250
           FINANCIAL (12.9%)
   17,500  Amsouth Bancorporation........   1,091,562
   38,632  Associated Banc-Corp..........   2,028,180
   40,000  Firstar Corp..................   1,492,500
   40,400  National City Corp............   2,797,700
   60,000  PNC Bank Corp.................   3,626,250
   21,200  Regions Financial Corp........     924,850
   60,750  Southtrust Corp...............   2,593,266
   59,985  Washington Federal, Inc.......   1,684,547
           FOODS & RESTAURANT (12.0%)
   70,000  Consolidated Products.........   1,426,250
   41,000  Cooker Restaurant Corp........     481,750
   90,000  IHOP Corp.....................   3,960,000
   82,500  Lancaster Colony Corp.........   3,186,562
   70,000  McDonald's Corp...............   4,331,250
   43,900  Morton's Restaurant Group.....   1,081,038
   20,000  US Foodservice................     706,250



                                             Value
  Shares                                   (Note 1)
  ------                                   --------
           MANUFACTURING (13.7%)
  150,000  Applied Power.................   5,606,250
   50,000  General Cable Corp............   2,265,625
   60,000  ITITechnologies...............   1,920,000
   60,000  Manitowoc Co. Inc.............   2,797,500
   54,000  Rayovac Corp..................   1,255,500
  145,000  Shaw Group Inc................   3,407,500
           RETAIL (7.3%)
    9,678  Consolidated Stores Corp. .....    387,120
  195,000  Hancock Fabrics Inc. .........   2,900,625
  170,000  Walgreen Company .............   5,865,000
           TOBACCO (5.5%)
  120,000  Philip Morris Cos., Inc.......   4,477,500
   90,000  UST, Inc......................   2,480,625
           TRANSPORTATION (5.1%)
  120,000  Harley-Davidson, Inc..........   4,320,000
   66,800  Wabash National Corp..........   2,062,450
                                          -----------
           TOTAL COMMON STOCKS            123,201,731
            (COST $66,510,658)            -----------

 Principal
  Amount
  ------
           SHORT-TERM SECURITIES (4.8%)
           COMMERCIAL PAPER - DISCOUNTED
2,710,000 Ford Motor Credit Co.
             Note due 5/4/98               2,708,753
1,296,000  General Motors Accept. Corp.
             Note due 5/6/98               1,295,004
1,392,000  Household Financial Corp.
             Note due 5/8/98               1,390,504
  662,000  Deere & Co.
             Note due 5/12/98                660,883
           TOTAL SHORT-TERM SECURITIES     6,055,144
           (COST $6,055,144)
           TOTAL INVESTMENTS (102.6%)    129,256,875
           (COST $72,565,802)
           CASH AND RECEIVABLES
             LESS LIABILITIES (-2.6%)     (3,271,812)
                                        ------------
           NET ASSETS (100%)            $125,985,063)
                                        ============



See accompanying notes to financial statements

                                SENTRY FUND, INC.


FINANCIAL HIGHLIGHTS

   The following presents information relating to a share of capital stock of the Fund outstanding for the entire period:



                                                                           YEAR ENDED OCTOBER 31,
                                                         ---------------------------------------------------------

                                          FOR SIX MONTHS
                                          ENDING 4-30-98    1997        1996        1995       1994         1993
                                          --------------    ----        ----        ----       ----         ----
   Net Asset Value, Beginning of Period      $ 23.95     $  18.19     $  16.29   $  15.39    $  15.93     $  15.17
                                             -------     --------     --------   --------    --------     --------
   Income From Investment Operations
    Net Investment Income                        .06          .13          .17        .18         .18          .23
    Net Realized and Unrealized Gains
     on Investments                             1.48         6.70         3.01       1.65         .53         1.12
                                             -------     --------     --------   --------    --------     --------
   Total from Investment Operations             1.54         6.83         3.18       1.83         .71         1.35

   Less Distributions
    Dividends From Net Investment Income        (.06)        (.16)        (.17)      (.17)       (.22)        (.23)
    Distribution From Net Realized Gains       (3.80)        (.91)       (1.11)      (.76)      (1.03)        (.36)
                                             -------     --------     --------   --------    --------     --------
   Total Distributions                         (3.86)       (1.07)       (1.28)      (.93)      (1.25)        (.59)

   Net Asset Value End of Period             $ 21.63     $  23.95     $  18.19   $  16.29      $15.39     $  15.93
                                             =======     ========     ========   ========    ========     ========
   Total Return                                 6.08%       39.23%       20.60%     12.97%       4.86%        9.17%

   Net Assets, End of Period (in Thousands) $125,985     $118,278      $97,154    $84,374     $79,622      $76,315
   Ratio of Expenses to Average Net Assets       .42%         .83%         .84%       .86%        .86%         .87%
   Ratio of Net Investment Income to
    Average Net Assets                           .25%         .61%         .95%      1.17%       1.19%        1.48%
   Portfolio Turnover Rate                     18.20%       40.75%       28.28%     26.54%      16.31%       22.34%




                                 DIVIDEND NOTICE

On May 12, 1998, the Fund Directors declared a dividend from net investment income of $.05 per share and a long-term capital gain distribution of $.05 per share, payable June 11, 1998, to shareholders of record June 9, 1998.